REGISTRATION RIGHTS AGREEMENT
         This Registration Rights Agreement (this "Agreement") dated as of November 23, 1994, is by and among Town & Country Corporation, a Massachusetts corporation (the "Company"), and the persons who have executed signature pages attached hereto (individually a "Holder" and collectively the "Holders").

         WHEREAS, the Company has duly authorized the issuance of, and contemporaneously herewith is issuing, up to 2,533,255 shares (the "Initial Shares") of the Company's convertible redeemable preferred stock, $1.00 par value per share (the "Convertible Preferred"), without registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a letter agreement dated November 4, 1994 by and between the Company and each of the Holders (the "Letter Agreements");

         WHEREAS, the Company from time to time after the date hereof may issue additional shares (the "Dividend Shares" and, together with the Initial Shares, the "Shares") of Convertible Preferred as payment in lieu of cash dividends payable on the Convertible Preferred pursuant to the Certificate of Vote of Directors Establishing a Series of a Class of Stock with respect to the Convertible Preferred (the "Certificate of Designation"); and

         WHEREAS, the execution of this Agreement is a condition to the Holders' agreement to consummate the transactions pursuant to which they will receive the Shares.
         NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement, the parties hereto hereby agree as follows:

         1. Registration; Obligations of the Company. Within 60 days following the date that the Shares are issued to the Holders by the Company, the Company (at its own expense) shall file a registration statement (the "Registration Statement") on Form S-2 (or such other form which the Company is then entitled to use) under the Securities Act covering (i) the Shares, (ii) the shares of the Company's Class A common stock, $.01 par value per share (the "Class A Common"), into which the Shares are convertible, and (iii) such number of additional shares of Convertible Preferred and Class A Common as may be issued from time to time in lieu of dividend payments on the Convertible Preferred (the "Dividend Securities") (the Shares, the Class A Common into which such Shares are convertible, and the Dividend Securities are hereinafter collectively referred to as the "Securities"). The Company will use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission ("SEC") within 120 days after the date on which the Registration Statement is filed with the SEC and to keep the Registration Statement effective, including filing as promptly as practicable any post-effective amendments, as required, for the period (the "Effective Period") commencing on the earliest date on which any of the Securities are issued and ending on the earlier of (a) the date on which each of the Holders has notified the Company that such Holder may dispose of all of the Securities owned by it pursuant to Rule 144(k) under the Securities Act and (b) the date on which the Holders and all Affiliates (as defined below) of the Holders no longer own any Securities. In addition, the Company shall:

                 (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the Securities Act; and

                 (b) Furnish to each Holder such reasonable number of copies of a prospectus, in conformity with the requirements of the Securities Act, as it may reasonably request in order to facilitate the disposition of Securities owned by it.

                 2. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, upon filing of the Registration Statement, file such documents as may be necessary to either register or qualify or satisfy an exemption from registration or qualification of the Securities under the securities or "Blue Sky" laws of the States of California and New York and the Commonwealth of Massachusetts and such other states as the Holders may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) the expiration of the Effective Period pursuant to Section 1 hereof or (b) in the case of a particular state, each Holder that requested registration in such state has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing. The Company shall promptly notify the Holders of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

         3.      Obligations of the Holders.

                 (a) The Company shall have no obligation to register Securities on behalf of any Holder if such Holder has not furnished in writing to the Company such information regarding itself, the Securities (and any other shares of Convertible Preferred or Class A Common) held by it, and the intended method of disposition of the Securities as shall be required to effect the registration of its Securities.

                 (b) To the extent required by the Securities Act and the rules and regulations promulgated thereunder, each of the Holders agrees to deliver or cause delivery of the prospectus contained in the Registration Statement and any amendment or supplement thereto to any purchaser of the Securities from the Holders.

         4. Expenses. The Company shall bear all expenses incurred in connection with the registration of the Securities pursuant to this Agreement. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the American Stock Exchange. Each of the Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of the Securities held by it and for any legal, accounting and other expenses incurred by it.

         5. Suspension of Registration Statement. After the Registration Statement initially has been declared effective, if at any time during the Effective Period either (i) the effectiveness of the Registration Statement has been suspended or has otherwise lapsed for any reason or (ii) the Company instructs the Holders in writing not to sell any Securities covered by the Registration Statement, which instruction shall be deemed for purposes of this Agreement to be a suspension of the effectiveness of the Registration Statement, the Company will (a) within five days notify the Holders in writing of such cessation and (b) in the case of a suspension or lapse pursuant to clause (i) above, promptly (at its own expense) use its best efforts to cause the Registration Statement to be declared effective or to file such supplement or post-effective amendment as may be required to rectify such lapse or (c) in the case of a suspension pursuant to clause (ii) above, promptly inform the Holders when they may recommence effecting sales of the Securities pursuant to the Registration Statement.

         6. Illiquidity Payment. If at the end of any calendar month (a "Determination Date") the Registration Statement was not continuously effective for at least 120 days during the preceding six calendar month period, the Company shall within 15 days after the end of each such month pay to each Holder in cash an illiquidity payment (the "Illiquidity Payment") which initially shall be equal to the Initial Illiquidity Payment (as defined below) and shall be increased as provided in Section 7 below, if applicable; provided, however, that the Company will not be required to make an Illiquidity Payment under this
Section 6 with respect to any Determination Date if an Illiquidity Payment was made by the Company with respect to either of the two Determination Dates immediately preceding such Determination Date. The Initial Illiquidity Payment shall be equal to the product of .00125 times the aggregate liquidation value of all Convertible Preferred owned by such Holder as of the Determination Date, which Convertible Preferred was acquired by such Holder on the date hereof, or, in the event that such Convertible Preferred has been converted into shares of Class A Common, the aggregate Fair Market Value of such shares of Class A Common owned by such Holder as of the Determination Date.

         For purposes of this Agreement, "Fair Market Value" of a share of Class A Common shall mean the average of the closing sale price (or, if no closing sale price is reported, the average of the bid and ask price or, if more than one in either case, the average of the average bid and average ask prices on such day) of a share of Class A Common on the American Stock Exchange Inc. ("AMEX") for the 15 Trading Days (as defined below) immediately preceding the date on which Fair Market Value is determined or, in the event that the Class A Common is not traded on AMEX, such other national securities or regional securities exchange upon which the Class A Common is listed and principally traded or, if no such price is available, the per share market value of the Class A Common as determined by a recognized financial advisor retained by the Company (at the Company's expense) for the purpose of such valuation. For purposes of this Agreement, "Trading Day" shall mean each day on which AMEX or such other securities exchange or automated quotations system on which shares of Class A Common are traded is open for the transaction of business or, if the Class A Common is not listed or admitted for trading on AMEX or any securities exchange or automated quotations system, any day other than a Saturday, a Sunday or a day on which banking institutions in the City of Boston or The Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.

         7. Additional Illiquidity Payment. In the event the Company would have been obligated to make an Illiquidity Payment pursuant to Section 6 above (without regard to the proviso contained in the first sentence of Section 6) for three consecutive calendar months and on the fourth consecutive calendar month (the "Fourth Month") the Registration Statement was not continuously effective for at least 120 days during the preceding six calendar month period, the Illiquidity Payment on the Fourth Month shall be increased by 100% of the Initial Illiquidity Payment for such Fourth Month and for each consecutive calendar month thereafter (without regard to the proviso contained in the first sentence of Section 6) on which the Company is obligated pursuant to this Agreement to make an Illiquidity Payment.

         8. Representations of the Company. The Company represents and warrants to the Holders that the execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and will not conflict with, result in any breach which would constitute a default under, or result in the creation or imposition of any lien upon any of the assets of the Company or its subsidiaries pursuant to the terms of, any agreement, indenture or instrument, to which the Company or any of its subsidiaries is a party or by which any of the property or assets of the Company or any of its subsidiaries is subject, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries (the effect of which conflict, lien, default or violation would result in a material adverse effect on the Company or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement), nor will the performance by the Company of its obligations under this Agreement violate any law, rule, administrative regulation or decree of any court or governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their properties. The Company further represents and warrants to the Holders that the Shares and the Class A Common into which such Shares are convertible have been duly authorized and, when issued pursuant to the Certificate of Designation, will be validly issued, fully-paid and non-assessable. Assuming the accuracy of the representations made by each Holder in its respective Letter Agreement, the Company represents and warrants to the Holders that the issuance of the Shares to the Holders does not require registration of the Shares under the Securities Act or the securities or "Blue Sky" laws of any state.

         9. No Conflicting Agreements. The Company agrees that it will not enter into any agreement, indenture or instrument the terms of which would conflict with the terms of this Agreement.

         10. Accrual of Payments. In the event that the Company is not permitted by law, governmental rule or regulation to make any payment required to be made hereunder, such payment shall accrue as an obligation of the Company and shall be paid as soon as the restriction on the making of such payment is removed.

         11. Benefit of Obligations. The obligations of the Company hereunder are for the benefit of each Holder and each Affiliate (as defined below) of such Holder to which such Holder transfers any of the Securities.

For purposes of this Agreement, "Affiliate" means, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. In addition, "Affiliate" with respect to Fidelity Management and Research Company or Fidelity Management Trust Company includes the funds listed on Schedule A hereto and any other fund managed by Fidelity Management and Research Company or Fidelity Management Trust Company or any Affiliate of any such fund and/or Fidelity Management and Research Company or Fidelity Management Trust Company. For the purposes of the definition of Affiliate, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         12.     Indemnification.

                 (a) The Company will indemnify and hold harmless each Holder, each of its Affiliates and each person, if any, who controls such Holder against any losses, claims, damages or liabilities to which such Holder, such Affiliate or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the prospectus contained in the Registration Statement (the "Prospectus") or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, each such Affiliate and each such controlling person for any legal or other expense reasonably incurred by such Holder, its Affiliates or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through such Holder specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that such Holder will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through such Holder specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 11, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 11(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 11(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 11(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and both the indemnifying party and the indemnified party have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Holders in the case of parties indemnified pursuant to Section 11(a) and by the Company in the case of parties indemnified pursuant to Section 11(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party under
Section 11(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other from the issuance of the Convertible Preferred. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 11(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holders on the other shall be deemed to be in the same proportion as the total net income from the issuance of the Convertible Preferred (before deducting expenses) received by the Company bear to the total net proceeds received by the Holders on the resale of the Convertible Preferred. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 11(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 11(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Holder shall be required to contribute any amount in excess of the total net proceeds received by such Holder on the resale of the Securities, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) In any proceeding relating to the Registration Statement, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 11 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.
         13. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees to:

                  (i) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                 (ii) furnish to the Holders, so long as the Holders own any Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other publicly available information as may be reasonably requested in availing the Holders of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         14. No Other Obligation to Register. Except as provided in this Agreement, the Company shall have no obligation to the Holders to register the Securities under the Securities Act or any state "Blue Sky" or securities laws.

         15. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and Holders of not less than a majority of the Securities then subject to this Agreement.

         16. Notices. Any notices hereunder shall be in writing and delivered in person or mailed by first-class mail addressed as follows, unless another address is specified to the other parties hereto:

If to the Company:                          Town & Country Corporation
                                            25 Union Street
                                            Chelsea, MA  02150
                                            Attn:  C. William Carey, President

With copies to:                             Goodwin, Procter & Hoar
                                            Exchange Place
                                            Boston, MA  02109
                                            Attn:  Richard E. Floor, P.C.

If to a Holder:                             At the address set forth on such
Holder's signature page attached hereto

         17. Termination. This Agreement shall terminate and be of no further force or effect upon expiration of the Effective Period.

         18. Counterparts. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One complete signed copy is enough to prove this Agreement.

         19. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
                                                     TOWN & COUNTRY CORPORATION

                                                      By:   ____________________
                                                            Name:
                                                            Title:
121883.c6

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



No. of Shares:  __________                       Holder:



                                                 -----------------------------
                                                 Name:
                                                 Title:

                                                 Address for Notice:

                                                 -----------------------------

                                                 -----------------------------

                                                 -----------------------------



                                                 Name and Address of
                                                 Registered Holder (if
                                                 different):

                                                 -----------------------------

                                                 -----------------------------

                                                 -----------------------------





121883.c6

                  SCHEDULE A TO REGISTRATION RIGHTS AGREEMENT

                                FIDELITY FUNDS*

Fidelity Capital & Income Fund

Fidelity Asset Manager

Spartan High Income Fund

Fidelity Puritan Fund

Fidelity Advisor High Yield Portfolio

Certain Funds Managed by Fidelity Management
  Trust Company


- -----------------------------


*   Certificate may be registered in the name of a nominee.
121883.c6